UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 HURON CONSULTING GROUP INC. (Name of Registrant as Specified In its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

huronconsultinggroup.comM A R C H 2 8 , 2 0 2 5 Huron Consulting Group Inc. 2025 Supplemental Proxy Materials

H U R O N I 2 © 2023 Huron Consulting Group Inc. and affiliates. Forward-Looking Statements Statements in this presentation that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “goals,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward- looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates, and the necessary number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2024 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 3 Overview of Supplemental Proxy Materials As a global professional services firm, our talent is our most valuable asset. To enable us to attract and retain highly qualified employees, particularly our revenue-generating managing directors and principals, Huron seeks stockholder approval on Proposals 3 and 4 in the Company’s 2025 Proxy Statement, which increases the number of shares available for grant under the Company’s Amended and Restated 2012 Omnibus Incentive Plan (the “Plan”) and Amended and Restated Stock Ownership Participation Plan (the “SOPP”), respectively. These supplemental materials provide additional detail in support of our belief that Proposals 3 and 4 are critical to the future success of our business and align with our pay-for- performance compensation philosophy and the ‘ownership’ mindset embedded in our entrepreneurial culture. These supplemental materials provide complementary information to Huron’s 2025 Proxy Statement, which can be found on the investor relations page of the Company’s website. The information included in these supplemental materials should be reviewed in conjunction with the 2025 Proxy Statement and not on a standalone basis.

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 4 • Management Team Aligning Compensation with Stockholder Value • Broader Employee Population • Revenue-generating Managing Directors and Principals Table of Contents

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 5 Equity is a key lever in aligning Huron’s employees with driving stockholder value Our professionals’ expertise, skills and experience and our unique company culture are our biggest differentiators. To continue to attract and retain highly qualified employees, instill a sense of ownership in our team, and align those employees’ interests with the Company and stockholders, we believe it is critical to provide an opportunity for employee stock ownership. Huron’s Employees Huron’s Senior Management Team Huron’s Managing Directors & Principals

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 6 16% 23% 61% Base Salary Annual Incentive Long-Term Incentive Performance-Based 29% 26% 45% 2024 Pay Mix at Target Other NEOs (Average) These core tenets drive our executive compensation philosophy: Management Team Align to Business Strategy Enable our “Team Huron” integrated operating model by holding leaders accountable for delivering challenging, but achievable, goals that align with the long-term interests of our stockholders Attract and Retain Leaders Attract and retain extraordinary leaders who both model our Leadership Principles and enable our purpose-driven culture by providing a competitive total rewards program. Pay For Performance Reward leaders for delivering profitable growth and balancing the achievement of financial and non-financial results, emphasizing our clients, employees and communities, as well as other metrics Uphold Strong Governance Implement and execute thorough practices that lie at the heart of what our compensation committee considers good governance as it reviews our compensation programs and policies that mitigate risk and incentivize long-term results 1 2 3 4 Enhanced alignment of our NEOs’ interests with stockholders in 2024 by increasing the portion of NEO compensation that is performance-based and at-risk 2024 Pay Mix at Target CEO Note: Equity compensation granted vests over three or four years. 84% 71%

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 7 Equity, which vests over three or four years, is a key component of our revenue-generating managing director and principal compensation program Revenue-generating Managing Directors & Principals Target Managing Director (MD) Compensation Base Salary 51% Cash- Based Incentive 23% Equity- based Incentive 26% Total Shares Granted (Three-year historical average) Revenue-generating Managing Directors & Principals 84% NEOs 12% Other(3) 4% (1) Principals began participating in the equity compensation program in 2023. (2) Source: 2023 ISS Proxy Analysis & Benchmark Policy Voting Recommendations Report for Huron Consulting Group Inc. (3) Other primarily includes shares granted to Huron’s Board of Directors and Corporate Vice Presidents. On average, 49% of MD compensation is at-risk and aligned with performance Huron’s three-year average grants to NEOs of 12% are well below the GICS peer median of 34%(2) Our managing directors and principals(1): • Generate revenue streams from new and existing clients by working directly with them to address their most pressing challenges • Lead innovation to expand our portfolio of consulting, managed services and digital offerings • Enhance our market reputation through high- quality delivery of our client engagements • Lead the creation of intellectual capital • Recruit, engage and develop our people and are the stewards of our culture On average, 85% of stock granted annually is provided to managing directors and principals as part of their incentive compensation

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 8 The Board and Management are committed to continuing to thoughtfully manage our equity compensation program while mitigating risk and dilution for stockholders • Our last share request was in 2023, which passed with stockholder support • We will continue to thoughtfully manage the Company’s equity compensation program by: • Maintaining levels of at-risk, performance-based compensation for our managing directors and principals, which we believe is a greater portion of total compensation than peers • Applying our pay-for-performance compensation philosophy to all employees, especially our NEOs and industry and capability leaders, who receive long-term equity incentive awards • Managing our burn rate(1), which has remained below 4% over the past three years • Note: The burn rate is sensitive to our stock price and shares outstanding. From December 31, 2020 to December 31, 2024, our stock price increased 111% and our common stock outstanding decreased 22% due to our proactive share repurchase program • The Board of Directors continues to consider the impact of the Company's current share repurchase authorization, which over the last three fiscal years has more than offset the dilutive impact of equity awards granted under the Plan 0.0% 5.0% 10.0% 15.0% 20.0% $0 $500 $1,000 $1,500 $2,000 2022 2023 2024 B u rn R a te % R e v e n u e b e fo re R e im b u rs a b le E x p e n se s (R B R ) ($ i n m il li o n s) Equity Grants Align with Companywide Performance RBR Burn Rate $367.1 million of capital returned to stockholders through the repurchase of 4.7 million shares over the last three fiscal years which offsets the dilutive impact of equity awards granted under the Plan (1) The burn rate is equal to the sum of the total number of time-vested equity awards granted in a fiscal year and the total number of performance-based awards vested during a fiscal year, divided by the weighted average common stock outstanding during the year. Management Team & Revenue-generating Managing Directors & Principals

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 9 Our compensation policies and Plan features protect stockholder interests • The Compensation Committee reviews the dilutive impact of Huron’s equity compensation programs, including monitoring the burn rate and overhang relative to the Company’s proxy peer group • All equity-based incentive awards include minimum vesting requirements. Time-vested and performance-based stock awards generally vest ratably on an annual basis over a three or four-year period beginning on the grant date of each award • The Plan is administered by the Compensation Committee, which is composed entirely of independent directors, within the meaning of Nasdaq’s independence requirements, and non-employee directors, as defined by Rule 16b-3 under the Exchange Act • Our NEOs must abide by stock ownership requirements that directly align their interests with stockholders by linking the value realized from equity awards to sustained, positive stock price performance. As an example, our stock ownership guidelines require our CEO to hold at least 5x his annual base salary • Under the company's updated clawback policy, as amended, if a covered executive commits certain misconduct, their equity awards granted, vested, settled or scheduled to vest in the fiscal year in which the misconduct occurred are all subject to forfeiture or recovery. • The Compensation Committee of the Board of Directors undertakes annual reviews of all Section 16 officers, as well as all employees who receive substantial remuneration, as an integral component of their comprehensive governance practices What We Do • The Plan does not include an “evergreen” feature that automatically replenishes the shares available for future grants • The Plan does not include provisions frequently labeled as “liberal share counting” (e.g., the ability to re-use shares tendered or surrendered to pay the exercise cost or tax obligation arising from stock options or SARs or the “net counting” of shares for stock option or SAR exercises) • The Plan does not provide for any automatic grants to any participant • The Plan does not provide for any tax gross-ups • Stock Options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date Note: Items presented above are not exhaustive. See our 2025 Proxy Statement and the Plan for further information. Management Team and Revenue-generating Managing Directors & Principals What We Don’t Do

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 10 Huron’s Stock Ownership Participation Program (“SOPP”) aligns employees to our business strategy Employees We believe it is critical to provide an opportunity for employee stock ownership to: • Continue to attract and retain highly qualified employee; • Align those employees’ interests with stockholders’ interests; • Foster a strong commitment to the Company’s growth strategy; and • Provide an opportunity to share in the growth of the Company. 25% Restricted Stock Unit Match Employees who purchase stock under the SOPP receive a 25% restricted stock unit match 95% Employees Eligible For SOPP As of March 10, 2025, the SOPP was available to 7,190 eligible employees, which represents 95% of our global workforce

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 11 Proposals 3 and 4 are critical to our future success 1 Equity is a significant and meaningful component of our leaders’ compensation strategy 2 Equity-based incentives align Plan participants with stockholder interests 3 Share pool constraints may negatively impact our business and stockholders 88% 12% 2024 Shares Granted Performance-based Retention-based (1) 2024 shares granted under the Company’s Amended and Restated 2012 Omnibus Incentive Plan. (2) Performance-based grants include grants whose value is determined based on prior year performance against industry, capability, company-wide and individual goals and is delivered in RSUs with multi-year vesting conditions. (3) Range calculated as the 25th-75th percentile of managing director and principal annual bonus target compensation in 2024. • Incentivizes both short-term and long-term decision-making by creating an ‘ownership’ mindset with non-NEO employees • Drives deeper collaboration and accountability for Company results while extending the impact of business-specific performance modifiers more meaningfully than cash alone • Depending on level, typically 30- 50% of a managing director's or principal’s target annual bonus compensation(3) is provided in equity • Ties at-risk pay to key company- wide and business-specific performance targets (strategic, financial, and talent) that drive stockholder value • Utilize equity, when necessary, for retention of key personnel • Could affect our ability to: • Invest in key roles that enable the future success of our growth strategy • Align compensation with long- term goals and stockholder value • Retain the talent responsible for generating revenue, delivering our client work, and leading and developing our team • Attract, recruit, and successfully hire new talent (1) (2)

© 2025 Huron Consulting Group Inc. and affiliates. HURON | 12 The Board of Directors recommends that stockholders vote “FOR” Proposals 3 and 4 Amending the Company’s 2012 Omnibus Incentive Plan by increasing the shares available for grant by 900,000 shares and amending the Company’s SOPP by increasing the shares available for grant by 150,000 shares Aligned total compensation for the leaders across our business, including our revenue-generating managing directors and principals, with performance and our companywide strategic and financial objectives to drive stockholder value Continued mitigation of dilution through share repurchases to minimize impact to stockholders Aligned share request frequency of every 2-3 years, consistent with peers 2025 request to increase shares available for grant under both the Plan and the SOPP is expected to be minimally dilutive and provide a multi-year runway of two years’ capacity to allow us to continue our compensation programs and incentivize our revenue-generating leaders using equity and foster an ‘ownership’ mindset across all of our employees, which are both aligned with driving stockholder value